Exhibit 10mm

                    DESCRIPTION OF PACIFIC TELESIS GROUP
             GROUP PERSONAL UMBRELLA LIABILITY INSURANCE PROGRAM


Coverage: Group Personal Umbrella Liability

Insured: All members of insured groups, 1.) All TEMG members, 2.) All Board of Directors, 3.) All Non-Officer Business Unit Heads 4.) All H-18's and 5.) All retired members who were previously insured under one of the other groups.


Limits:   $5,000,000               Per   occurrence,   excess  of   Required
                                   Underlying    Limits    of    Automobile,
                                   Snowmobile, & UM/UIM    $250,000/$500,000
                                   BI & $50,000 PD  or $300,000 ($325,000 in
                                   Texas) CSL per  occurrence.   Homeowners,
                                   Watercraft  & Employers  Liability
                                   $100,000 per occurrence

Additional   $5,000,000 excess     Per occurrence. Each
Limits:      $5,000,000.           member, at their option,
                                   may purchase an additional $5,000,000. of
                                   coverage   in   excess  of   the  primary
                                   umbrella   policy   making  their   total
                                   umbrella limits  $10,000,000.

Deductibles: None, but Required    Coverage applies excess
             Underlying Limits     Underlying Limits or
             or Retained Limit     $35,000 Retained Limit if
             applies               there is no Required
                                   Underlying Limit .

Description: The  program provides liability  limits for all  members of the groups insured in excess of what is provided by the member's basic homeowner's and automobile policies. The Group Personal Umbrella Program provides additional limits of coverage for liability arising out of member's homes, rental properties personal activities, personal injury exposures resulting from non-profit directorship and officership, automobiles, watercraft and recreational vehicles. (Some items are subject to specified limitations)

Exclusions:  Exclusions  include:  Intentionally caused  injuries, aircraft, some watercraft, damage caused by cars or boats in prearranged races, providing or failure to provide professional services, business activities, transmission of communicable diseases, property damage to owned property. Refer to policy for complete list of exclusions.